SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): June 1, 2004.




                                  BioTime, Inc.
             (Exact name of registrant as specified in its charter)


        California                  1-12830                      94-3127919
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

                                935 Pardee Street
                           Berkeley, California 94710
                    (Address of principal executive offices)

                                 (510) 845-9535
              (Registrant's telephone number, including area code)






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         Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Words such as "expects," "may," "will," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and similar expressions identify forward-looking statements.


Item 5.  Other Events and Regulation FD Disclosure.

         Jeffrey B. Nickel Ph.D was appointed to the position of Vice President of Business Development and Marketing effective June 1, 2004.

         Further information is incorporated by reference to Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Numbers                    Description
-------                    -----------

99.1                       Press Release dated June 1, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BIOTIME, INC.


Date:  June 3, 2004                         By:      /s/ Steven Seinberg
                                                --------------------------------
                                                         Steven Seinberg,
                                                         Chief Financial Officer




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Exhibit
Numbers                    Description
-------                    -----------

99.1                       Press Release dated June 1, 2004